TCW FUNDS, INC.

TCW White Oak Emerging Markets Equity Fund (the “Fund”)

(Class I: TWOEX; Class N: TWEMX)

Supplement dated October 22, 2025 to the

Statement of Additional Information

dated February 18, 2025, as supplemented

For current and prospective investors in the Fund.

Effective October 20, 2025, the following disclosure replaces the disclosure added under the heading “PORTFOLIO MANAGEMENT – Ownership of Securities and Other Managed Accounts” on page 41 of the Statement of Additional Information on April 25, 2025:

The following table sets forth the dollar range of securities of the Fund beneficially owned by each portfolio manager of the Fund as of October 20, 2025. Certain portfolio managers invest in their investment strategy through investment vehicles other than the Fund.

Dollar Range of Fund Shares Beneficially Owned

TCW White Oak Emerging Markets Equity Fund

Prashant Khemka	Over $1,000,000

Manoj Garg	$100,001 - $500,000

Wen Loong Lim	$1 - $10,000

Hiren Dasani	None

Please retain this Supplement for future reference.